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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)           MAY 9, 2000
                                                --------------------------------

                        ALEXANDRIA REAL ESTATE EQUITIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


         MARYLAND                      1-12993                   95-4502084
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(State or Other Jurisdiction        (Commission                (IRS Employer
    Of Incorporation)                File Number)            Identification No.)




  135 NORTH LOS ROBLES AVENUE, SUITE 250, PASADENA, CALIFORNIA       91101
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(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code         (626)578-0777
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                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         The Registrant announced in a press release dated May 9, 2000 that it has signed three, 10-year lease agreements (the "Lease Agreements") with Merck & Co., Inc. and that the Lease Agreements take effect immediately. Further information regarding the Lease Agreements is contained in the press release, which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Items (a) and (b) are inapplicable.

         (c)      Exhibits.

Exhibit 99.1 Press release issued by the Registrant, dated May 9, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Alexandria Real Estate Equities, Inc.

Date:        MAY 15, 2000             By:      /s/ PETER J. NELSON
     ---------------------              -----------------------------------
                                        Name:  Peter J. Nelson
                                        Title: Chief Financial Officer and
                                               Senior Vice President